Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Revenues (Expenses) from Related Party Transactions
Such related party transactions were as follows for the periods indicated:

	Year Ended December 31,
	2015	2014	2013
	$	$	$
Revenues(1)	68,734	68,172	71,905
Vessel operating expenses(2)	(39,779)	(39,237)	(39,820)
General and administrative(3)(4)	(52,257)	(42,396)	(29,528)
Interest income(5)	—	—	1,217
Interest expense(6)(7)	(5,556)	(933)	(818)
Other expense(8)	—	—	(319)
Net income from related party transactions from discontinued operations(9)	—	—	19,255

(1)

Includes revenue from time-charter-out or bareboat contracts with subsidiaries or affiliates of Teekay Corporation, including management fees from ship management services provided by the Partnership to a subsidiary of Teekay Corporation, and net early termination fees paid by the Partnership to Teekay Corporation (see above and note 19).

(2)	Includes ship management and crew training services provided by Teekay Corporation.
(3)

Includes commercial, technical, strategic, business development and administrative management fees charged by Teekay Corporation and reimbursements to Teekay Corporation and the Partnership’s general partner for costs incurred on the Partnership’s behalf.

(4)

Includes business development fees of $9.7 million, $2.2 million and $2.0 million to Teekay Corporation in connection with the acquisition of the Knarr Companies, six long-distance towing and offshore installation vessels, and the Arendal Spirit UMS, respectively, during the year ended December 31, 2015; business development fees of $1.6 million and $2.1 million to Teekay Corporation in connection with the acquisition of ALP and the Petrojarl I FPSO unit, respectively, during the year ended December 31, 2014; and a $1.0 million business development fee to Teekay Corporation in connection with the acquisition of the 2010-built HiLoad Dynamic Positioning unit from Remora AS during the year ended December 31, 2013.

(5)

Interest income for the year ended December 31, 2013 relates to the interest received from Teekay Corporation and the Partnership’s general partner on a $150 million partial prepayment for the Voyageur Spirit FPSO unit. The Partnership received interest at a rate of LIBOR plus a margin of 4.25% on the prepaid funds to Teekay Corporation from February 26, 2013 until the Partnership acquired the FPSO unit on May 2, 2013.

(6)	Includes a guarantee fee related to the final bullet payment of the Piranema Spirit FPSO debt facility guaranteed by Teekay Corporation and interest expense incurred on due to affiliates balances.
(7)

Includes interest expense of $5.1 million for the year ended December 31, 2015, incurred on the convertible promissory note issued to Teekay Corporation in connection with the financing of the acquisition of the Knarr Companies (see note 3). The convertible promissory note incurs interest at a rate of 6.50% on the outstanding principal balance, which as at December 31, 2015 was $100.0 million. The outstanding principal balance, together with accrued interest, is payable in full on July 1, 2016.

(8)	Unrealized loss from the change in fair value of the Partnership’s contingent consideration liability relating to the acquisition of the Scott Spirit.
(9)

Related party transactions relating to three conventional tankers determined to be discontinued operations. This includes revenue from long-term time-charter-out contracts with subsidiaries or affiliates of Teekay Corporation, including early termination fees described above; crew training fees charged by Teekay Corporation accounted for as vessel operating expenses; and commercial, technical, strategic and business development management fees charged by Teekay Corporation.